Exhibit 99.1

UNITED STATES (U.S.) BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al (1)

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Reporting Period: October 1, 2010 through October 31, 2010

MONTHLY OPERATING REPORT

No. 21

REQUIRED DOCUMENTS	Form No.	Document Attached	Affidavit/ Supplement Attached
Condensed Combined Debtors-In-Possession Statement of Operations for the period from October 1, 2010 through October 31, 2010	MOR-1	X
Condensed Combined Debtors-In-Possession Balance Sheets as of October 31, 2010	MOR-2	X
Condensed Combined Debtors-In-Possession Statement of Cash Flows for the period from October 1, 2010 through October 31, 2010	MOR-3	X
Notes to Monthly Operating Report	MOR-4	X
Schedule of Cash Disbursements	MOR-5
Disbursements by Petitioning Entity	A	X
Bank Account Information	B	X
Changes in Balances with Debtors and Non-Debtors	MOR-6	X
Status of Post-Petition Taxes	MOR-7	See Debtor Questionnaire
Summary of Unpaid Post-Petition Debts	MOR-8	See MOR-2 Schedule
Summary Accounts Payable Aging Schedule	MOR-8	See Debtor Questionnaire
Summary Accounts Receivable Aging Schedule	MOR-8	See Debtor Questionnaire
Debtor Questionnaire	MOR-9	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY AND PREPARER:

/S/ JOHN J. RAY	December 6, 2010
John J. Ray III – Principal Officer of each of the U.S. Debtors

(1)

The U.S. Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s tax identification number, are: Nortel Networks Inc. (6332), Nortel Networks Capital Corporation (9620), Nortel AltSystems, Inc. (9769), Nortel AltSystems International, Inc. (5596), Xros, Inc. (4181), Sonoma Systems (2073), Qtera Corporation (0251), CoreTek, Inc. (5722), Nortel Networks Applications Management Solutions Inc. (2846), Nortel Networks Optical Components Inc. (3545), Nortel Networks HPOCS Inc. (3546), Architel Systems (U.S.) Corporation (3826), Nortel Networks International Inc. (0358), Northern Telecom International Inc. (6286), Nortel Networks Cable Solutions Inc. (0567) and Nortel Networks (CALA) Inc. (4226) (together, the “U.S. Debtors”). Addresses for the U.S. Debtors can be found in the U.S. Debtors’ petitions, which are available at http://chapter11.epiqsystems.com/nortel.

MOR-1

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Condensed Combined Debtors-In-Possession Statement of Operations

Reporting Period: October 1, 2010 through October 31, 2010

(Unaudited)

(In millions of U.S. dollars)

	NNI	All Other
Total revenues	$8	$—
Total cost of revenues	10	—

Gross profit (loss)	(2)	—

Selling, general and administrative expense	15	—
Research and development expense	—	—
Other operating expense (income) - net	(20)	—

Operating earnings (loss)	3	—

Other income (expense) - net	7	52
Interest expense	—	—

Earnings (loss) from continuing operations before reorganization items, income taxes and equity in net earnings (loss) of associated companies	10	52
Reorganization items - net (note 6)	(11)	—

Earnings (loss) from continuing operations before income taxes and equity in net earnings (loss) of associated companies	(1)	52
Income tax benefit (expense)	(3)	—

Earnings (loss) from continuing operations before equity in net earnings (loss) of associated companies	(4)	52
Equity in net earnings (loss) of associated companies - net of tax	—	—
Equity in net earnings (loss) of non-Debtor subsidiaries - net of tax	—	—

Net earnings (loss) from continuing operations	$(4)	$52
Net earnings (loss) from discontinued operations - net of tax (note 10)	1	—

Net earnings (loss)	$(3)	$52
Income attributable to noncontrolling interests	—	—

Net earnings (loss) attributable to U.S. Debtors	$(3)	$52

The Condensed Combined Debtors-In-Possession Statement of Operations of each Reporting Group contained herein was derived from the books and records of the U.S. Debtors (as defined herein). The amounts reflected in these condensed combined financial statements are unaudited. The accompanying notes and schedules are an integral part of the condensed combined financial statements.

MOR-2

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Condensed Combined Debtors-In-Possession Balance Sheet

As of October 31, 2010

(Unaudited)

(In millions of U.S. dollars)

	NNI	All Other
Current assets
Cash and cash equivalents	$906	$52
Restricted cash and cash equivalents	23	1
Accounts receivable - net	3	—
Intercompany accounts receivable	275	42
Inventories - net	10	—
Other current assets	118	—
Assets held for sale	61	—
Assets of discontinued operations	11	—

Total current assets	1,407	95
Investments in non-Debtor subsidiaries	(3)	1
Plant and equipment - net	54	—
Other assets	111	—

Total assets	$1,569	$96

Current liabilities not subject to compromise
Trade and other accounts payable	$24	$—
Intercompany accounts payable	26	4
Payroll and benefit-related liabilities	36	—
Contractual liabilities	1	—
Restructuring liabilities	3	—
Other accrued liabilities	68	—
Income taxes	4	—
Liabilities held for sale	3	—
Liabilities of discontinued operations	19	—

Total current liabilities not subject to compromise	184	4
Restructuring	3	—
Deferred income and other credits	7	—
Post-employment benefits	7	—

Total liabilities not subject to compromise	201	4
Liabilities subject to compromise (note 4)	5,597	180
Liabilities subject to compromise of discontinued operations (note 4)	83	—

Total liabilities	5,881	184

Common shares	—	751
Preferred shares	—	63
Additional paid-in capital	17,746	12,582
Accumulated deficit	(22,032)	(13,483)
Accumulated other comprehensive income (loss)	(26)	(1)

Total U.S. Debtors shareholders’ deficit	(4,312)	(88)
Noncontrolling interests	—	—

Total shareholders’ deficit	(4,312)	(88)

Total liabilities and shareholders’ deficit	$1,569	$96

The Condensed Combined Debtors-In-Possession Balanced Sheet of each Reporting Group contained herein was derived from the books and records of the U.S. Debtors. The amounts reflected in these condensed combined financial statements are unaudited. The accompanying notes and schedules are an integral part of the condensed combined financial statements.

MOR-3

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Condensed Combined Debtors-In-Possession Statement of Cash Flows

Reporting Period: October 1, 2010 through October 31, 2010

(Unaudited)

(In millions of U.S. dollars)

	NNI	All Other
Cash flows from (used in) operating activities
Net earnings (loss) attributable to U.S. Debtors	$(3)	$52
Net loss (earnings) from discontinued operations - net of tax	(1)	—
Adjustments to reconcile net loss from continuing operations to net cash from (used in) operating activities, net of effects from acquisitions and divestitures of businesses:
Amortization and depreciation	2	—
Equity in net earnings of associated companies	—	—
Pension and other accruals	2	—
Reorganization items - non cash	(1)	—
Other - net	(1)	(52)
Change in operating assets and liabilities	10	—

Net cash from (used in) operating activities - continuing operations	8	—
Net cash from (used in) operating activities - discontinued operations	—	—

Net cash from (used in) operating activities	8	—

Cash flows from (used in) investing activities
Change in restricted cash and cash equivalents	1	—
Proceeds from the sales of investments and businesses and assets - net	—	52

Net cash from (used in) investing activities - continuing operations	1	52
Net cash from (used in) investing activities - discontinued operations	—	—

Net cash from (used in) investing activities	1	52

Cash flows from (used in) financing activities
Net cash from (used in) financing activities - continuing operations	—	—
Net cash from (used in) financing activities - discontinued operations	—	—

Net cash from (used in) financing activities	—	—

Effect of foreign exchange rate changes on cash and cash equivalents	—	—

Net cash from (used in) continuing operations	9	52
Net cash from (used in) discontinued operations	—	—

Net increase (decrease) in cash and cash equivalents	9	52
Cash and cash equivalents at beginning of the period (October 1, 2010)	897	—

Cash and cash equivalents of continuing operations at end of the period (October 31, 2010)	$906	$52

The Condensed Combined Debtors-In-Possession Statement of Cash Flows of each Reporting Group contained herein was derived from the books and records of the U.S. Debtors. The amounts reflected in these condensed combined financial statements are unaudited. The accompanying notes and schedules are an integral part of the condensed combined financial statements.

MOR-4

NORTEL NETWORKS INC. et al

(DEBTORS-IN-POSSESSION)

NOTES TO MONTHLY OPERATING REPORT No. 21 (UNAUDITED)

(In millions of U.S. dollars)

1. Reservation of Rights:

Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the rights of the Debtors (as defined herein) or an admission with respect to their Chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, ultimate allocation of proceeds from sales among debtor estates, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of title 11 of the United States Code (“Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

2. Background and Organization:

Prior to Nortel’s significant business divestitures, Nortel Networks Corporation (“NNC”) and its subsidiaries (collectively “Nortel”), including the U.S. Debtors (as defined below) was a global supplier of end-to-end networking products and solutions serving both service providers and enterprise customers. Nortel’s technologies spanned access and core networks and support multimedia and business-critical applications. Nortel’s networking solutions consisted of hardware, software and services. Nortel designed, developed, engineered, marketed, sold, licensed, installed, serviced and supported these networking solutions worldwide.

Creditor Protection Proceedings - On January 14, 2009 (“Petition Date”), Nortel Networks Inc. (“NNI”), Nortel Networks Capital Corporation (“NNCC”) and certain other of Nortel’s U.S. subsidiaries, initiated Creditor Protection Proceedings in the U.S. Bankruptcy Court for the District of Delaware (“U.S. Court”) under the Bankruptcy Code (“Chapter 11 Proceedings”), several of our Canadian affiliates (“Canadian Debtors”), including our ultimate parent company, NNC, initiated Creditor Protection Proceedings in Canada at the Ontario Superior Court of Justice (“Canadian Court”) under the Companies’ Creditors Arrangement Act (“CCAA”), and several of our affiliates in Europe, Middle East and Africa (“EMEA”) (“EMEA Debtors”) initiated Creditor Protection Proceedings in the United Kingdom under the Insolvency Act 1986 and, subsequently, in Israel, followed by secondary proceedings in France. On July 14, 2009, Nortel Networks (CALA) Inc. (“NNCI”), an affiliate of NNI, initiated Chapter 11 Proceedings. On July 17, 2009, the U.S. Court entered an order that provided for the joint administration of NNCI’s case with the pre-existing cases of the other U.S. Debtors. As a result, NNCI is included as a Debtor in the financial statements herein. Collectively, all entities under the Creditor Protection Proceedings are referred to as the “Debtors”. Those entities operating in Chapter 11 Proceedings are referred to as the “Debtors in Possession” or the “U.S. Debtors.” During the Creditor Protection Proceedings, the businesses of the Debtors continue to operate under the jurisdictions and orders of the applicable courts and in accordance with applicable legislation.

As of October 31, 2010, the U.S. Debtors consisted of the following entities:

U.S. Debtors	Case no.
Nortel Networks Inc.	09-10138
Nortel Networks Capital Corporation	09-10139
Nortel Networks International, Inc.	09-10150
Nortel AltSystems, Inc.	09-10140
Nortel AltSystems International, Inc.	09-10141
Architel Systems (U.S.) Corporation	09-10149
CoreTek, Inc.	09-10145
Nortel Networks Applications Management Solutions Inc.	09-10146
Nortel Networks Cable Solutions Inc.	09-10152
Nortel Networks Optical Components Inc.	09-10147
Nortel Networks HPOCS Inc.	09-10148
Northern Telecom International Inc.	09-10151
Qtera Corporation	09-10144
Sonoma Systems	09-10143
Xros, Inc.	09-10142
Nortel Networks (CALA) Inc.	09-12515

Under the Bankruptcy Code, the U.S. Debtors may assume, assume and assign, or reject certain executory contracts including unexpired leases, subject to the approval of the U.S. Court and certain other conditions.

The accompanying unaudited condensed combined financial statements do not include the effects of all current or future claims relating to the Creditor Protection Proceedings. Certain claims filed may have priority over those of the U.S. Debtors’ unsecured creditors. The Debtors are reviewing all claims filed and have commenced the claims reconciliation process. Differences between claim amounts determined by the Debtors and claim amounts filed by creditors will be investigated and resolved pursuant to a claims resolution process approved by the relevant court or, if necessary, the relevant court will make a final determination as to the amount, nature and validity of claims. Certain claims that have been filed may be duplicative (particularly given the multiple jurisdictions involved in the Creditor Protection Proceedings), based on contingencies that have not occurred, or may be otherwise overstated, and would therefore be subject to revision or disallowance. The settlement of claims cannot be finalized until the relevant creditors and courts approve a plan. In light of the number of creditors of the Debtors, the claims resolution process may take considerable time to complete.

For further information on matters preceding the filing of this Monthly Operating Report, users should refer to prior monthly operating reports, and are also referred to the audited consolidated financial statements contained in NNC’s annual report on Form 10-K for the year ended December 31, 2009 and the unaudited condensed consolidated financial statements contained in NNC’s most recent quarterly report on Form 10-Q. Users are also referred to the Bankruptcy Court docket for these Chapter 11 Proceedings.

3. Basis of Presentation:

The financial statements contained herein were not intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. Significant efforts have been put forth to attribute the assets and liabilities to the proper legal entity. However, because the Debtors’ accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets or liabilities have been recorded at the correct legal entity. Accordingly, the Debtors reserve all rights to supplement or amend any financial statements contained in this Monthly Operating Report.

The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. The information presented herein has not been subject to all procedures that would typically be applied to financial information presented in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). Therefore, the Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results of operation herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of U.S. Debtors in the future.

As part of their operations and restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights with respect to such assets, liabilities, claims and obligations that may exist.

The financial statements contained herein represent the unaudited condensed combined financial statements for the U.S Debtors only. The U.S. Debtors’ non-Debtor subsidiaries are treated as non-consolidated subsidiaries in these financial statements and as such their net loss is included as “Equity in net earnings (loss) from non-Debtor subsidiaries - net of tax” in the statement of operations and their net assets are included as “Investments in non-Debtor subsidiaries” in the balance sheet. The U.S. Debtors’ financial statements contained herein have been prepared in accordance with the guidance in Financial Accounting Standards Board Accounting Standards Codification 852 “Reorganizations”.

The unaudited condensed combined financial statements have been derived from the books and records of the U.S. Debtors. The presentation combines the U.S. Debtors into two Reporting Groups (the Reporting Groups have now been combined into two groups from three) consistent with the companies’ ownership structure with consideration to its status as operating or non-operating and activities as follows:

•

NNI Reporting Group: Nortel Networks Inc. and its U.S. Debtor subsidiaries Nortel Networks Capital Corporation, Nortel Networks Cable Solutions Inc., Nortel Networks International, Inc., Nortel Networks Optical Components Inc., Nortel Networks HPOCS Inc., Nortel Networks (CALA) Inc., Northern Telecom International Inc. and Qtera Corporation; and

•

All Other Reporting Group: Nortel AltSystems, Inc., Nortel AltSystems International, Inc., Architel Systems (U.S.) Corporation, CoreTek, Inc., Nortel Networks Applications Management Solutions, Inc., Sonoma Systems and Xros Inc.

4. Liabilities Subject to Compromise:

The following tables set forth the U.S. Debtors’ estimated liabilities subject to compromise as of October 31, 2010:

	NNI	All Other

Trade and other accounts payable	$161	$—
Accounts payable intercompany	373	53
Restructuring liabilities	122	—
Contingent liability for NNI’s debt guarantee	3,936	—
Long-term debt	181	—
Financial obligations	39	—
Pension obligations	428	—
Postretirement obligations other than pensions	303	—
Notes and interest payable intercompany	—	127
Other	54	—

Total liabilities subject to compromise	$5,597	$180

MOR-5A

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Schedule of Cash Disbursements by Petitioning Entity

Reporting Period: October 1, 2010 through October 31, 2010

(Unaudited)

(In millions of U.S. dollars)

In re: Nortel Networks Inc. et al	Case #	Payments

Nortel Networks Inc. (1)	09-10138	$44
Nortel Networks Capital Corporation	09-10139	—
Nortel AltSystems, Inc.	09-10140	—
Nortel AltSystems International, Inc.	09-10141	—
Xros Inc.	09-10142	—
Sonoma Systems	09-10143	—
Qtera Corporation	09-10144	—
Coretek, Inc.	09-10145	—
Nortel Networks Applications Management Solutions, Inc.	09-10146	—
Nortel Networks Optical Components Inc.	09-10147	—
Nortel Networks HPOCS Inc.	09-10148	—
Architel Systems (U.S.) Corporation	09-10149	—
Nortel Networks International, Inc.	09-10150	—
Northern Telecom International Inc.	09-10151	—
Nortel Networks Cable Solutions Inc.	09-10152	—
Nortel Networks (CALA) Inc.	09-12515	1

Total Payments		$45

(1)	NNI is the centralized disbursement entity for multiple U.S. Debtors and non-Debtors and accordingly makes payments, both by wire and checks, for multiple U.S. Debtors and non-Debtors. Individual U.S. Debtor disbursements have been separated from NNI and listed under specific individual U.S. Debtors. However, disbursements made for the benefit of NNI as well as other U.S. Debtors and/or non-Debtors are still consolidated with NNI for financial reporting purposes.

MOR-5B

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Existing Bank Account Information

Reporting Period: October 1, 2010 through October 31, 2010

(Unaudited)

(In millions of U.S. dollars)

Legal Entity	Bank	Account Type	Lockbox/Account	Bank Balance
Nortel Networks Inc.	Bank of America	Receipts	3750819519	$1
Nortel Networks Inc.	Bank of America	Receipts	3750886432	2
Nortel Networks Inc.	Bank of America	Lockbox (Receipts)	Box 3985	—
Nortel Networks Inc.	Bank of America	Payroll	0101183623	—
Nortel Networks Inc.	Bank of America	Health & Welfare Trust	7206010001650	—
Nortel Networks Inc.	Citibank NA	Main Concentration	30463444	30
Nortel Networks Inc.	Citibank NA	Receipts	30508403	1
Nortel Networks Inc.	Citibank NA	Lockbox (Receipts)	Box 2937	—
Nortel Networks Inc.	Citibank NA	Disbursement (EVS)	30509086	—
Nortel Networks Inc.	Citibank NA	Disbursement (AP)	30580851	4
Nortel Networks Inc.	Citibank NA	Receipts (Credit Card)	30509078	—
Nortel Networks Inc.	Citibank NA	CDMA Good Faith Deposit	40773075	—
Nortel Networks Inc.	Citibank NA	Flexible Benefits	30614505	—
Nortel Networks Inc.	Citibank NA	Good Faith Deposits	30810143	—
Nortel Networks Inc.	Citibank NA	Good Faith Deposits	30812798	—
Nortel Networks Inc.	Citibank NA	Flextronics Trust	30807059	—
Nortel Networks Inc.	Citibank Delaware	Disbursement (Sales & Use Tax)	38660426	—
Nortel Networks Inc.	Citibank Delaware	Disbursement (EVS)	38659062	1
Nortel Networks Inc.	Citibank Delaware	Checking	38696453	1
Nortel Networks Inc.	Citibank Delaware	Benefits-Cigna Travel Well	38659097	1
Nortel Networks Inc.	Citibank Delaware	Benefits-US-Cigna Expat	38659089	—
Nortel Networks Inc.	Citibank Delaware	Utilities Order	38794977	1
Nortel Networks Inc.	Citibank Canada	Disbursement (AP)	2010621007	—
Nortel Networks Inc.	JP Morgan Chase	General	887400521	—
Nortel Networks Inc.	JP Morgan Chase	Money Market Deposit Acct (2)	887400539	702
Nortel Networks Inc.	JP Morgan Chase	Flextronics Trust	887400562	—
Nortel Networks Inc.	JP Morgan Chase	General	887400570	—
Nortel Networks Inc.	Deutsche Bank	Brokerage	400519	—
Nortel Networks Inc.	Morgan Stanley	Brokerage	293 058697 502	—
Nortel Networks Inc.	Banc of America Securities	Investment (1)	275783-22453989	65
Nortel Networks Inc.	The Reserve	Investment	703-29-420	—
Nortel Networks Inc.	K&H Bank	General	10201006-50041181	—
Nortel Networks Inc.	K&H Bank	General	10200971-60061049	—
Nortel Networks Inc.	Citibank Egypt	General	100827506	1
Nortel Networks Inc.	Citibank Egypt	General	100827018	2
Nortel Networks Inc.	Citibank Tunis	General	150021006	—
Nortel Networks Inc.	Citibank Tunis	General	150021014	—
Nortel Networks Inc.	Citibank Tunis	General	150021022	—
Nortel Networks Inc.	Citibank Tunis	General	100056011	—
Nortel Altsystems, Inc.	JP Morgan Chase	General	887401404	52
Nortel Networks Capital Corp.	Citibank NA	General	30508438	—
Nortel Networks Capital Corp.	Banc of America Securities	Investment (1)	383752-22352662	2
Nortel Networks International, Inc.	Bank of America	General	6059-60258-010	—
Nortel Networks International, Inc.	Citibank Dubai	General	10100262002	3
Nortel Networks (CALA) Inc.	Citibank NA	General	30635672	19
Nortel Networks (CALA) Inc.	Citibank Delaware	Disbursement (AP)	38746828	—
Nortel Networks (CALA) Inc.	JP Morgan Chase	General	887400547	—
Nortel Networks (CALA) Inc.	JP Morgan Chase	Money Market Deposit Acct (2)	887400554	58
Nortel Networks (CALA) Inc.	Citibank Montevideo	General	0055067007	1
Nortel Networks (CALA) Inc.	Citibank Montevideo	General	0055067619	—
Nortel Networks (CALA) Inc.	Citibank Port of Spain	General	0106586004	—
Nortel Networks (CALA) Inc.	Citibank Trinidad & Tobago	General	0109869015	—
Nortel Networks (CALA) Inc.	Citibank Puerto Rico	General	0301085028	5

				$952

(1)	Reflects investments in money market funds via Banc of America Securities brokerage account. As of October 31, U.S. Debtors hold investments in Federated Treasury Obligations 68, Fidelity Treasury 695, BlackRock T Fund 60, JPMorgan U.S. Treasury Plus Mmkt 3918 and Treasury-Agency Cash Management 521. On July 16, 2010, the U.S. Debtors received court approval to deposit funds in money market funds that invest primarily in U.S. Treasury Bills and U.S. Treasury notes owned directly or through repurchase agreements to a maximum aggregate amount of $75.
(2)	Reflects deposits in a JP Morgan account which is collateralized with U.S. Treasury securities up to 115% of the amount deposited.

Formal reconciliations between the U.S. Debtors’ bank balances and the general ledger are prepared and reviewed quarterly in accordance with the U.S. Debtors’ established guidelines.

MOR-6

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Changes in Balances with Debtors and Non-Debtors

Reporting Period: October 1, 2010 through October 31, 2010

(Unaudited)

(In millions of U.S. dollars)

In re: Nortel Networks Inc. et al	Case #	Increase / (Decrease)

Nortel Networks Inc.	09-10138	$(8)
Nortel Networks Capital Corporation	09-10139	—
Nortel AltSystems, Inc.	09-10140	—
Nortel AltSystems International, Inc.	09-10141	—
Xros, Inc.	09-10142	—
Sonoma Systems	09-10143	—
Qtera Corporation	09-10144	—
CoreTek, Inc.	09-10145	—
Nortel Networks Applications Management Solutions, Inc.	09-10146	—
Nortel Networks Optical Components Inc.	09-10147	—
Nortel Networks HPOCS Inc.	09-10148	—
Archetel Systems (U.S.) Corporation	09-10149	—
Nortel Networks International, Inc.	09-10150	—
Northern Telecom International Inc.	09-10151	—
Nortel Networks Cable Solutions Inc.	09-10152	—
Nortel Networks (CALA) Inc.	09-12515	—

Net Intercompany Change (1)		$(8)

(1)	The Changes in Balances with Debtors and Non-Debtors exclude discontinued operations transactions. The amounts are presented gross and exclude provision amounts.

MOR-7

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Status of Post-Petition Taxes

Reporting Period: October 31, 2010

(Unaudited)

I, John J. Ray III, Principal Officer of each of the U.S. Debtors, attest under penalty of perjury and to the best of my knowledge, information and belief, all post-petition federal, state and local taxes of each of the U.S. Debtors are current as of October 31, 2010 in all material respects.

/S/ JOHN J. RAY	December 6, 2010
John J. Ray III, Principal Officer of each of the U.S. Debtors

MOR-9

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Debtor Questionnaire

Reporting Period: October 1, 2010 through October 31, 2010

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X

On October 29, 2010, NNI and Nortel Altsystems, Inc. received $5 million and $52 million, respectively, in consideration for their shares held in Blade Network Technologies, Inc. (“Blade”) as part of the merger transaction between Blade and International Business Machines Corporation, and recorded gains on the transaction in October. Nortel Altsystems, Inc. received $52 million in proceeds on October 29, 2010. NNI received $5 million in proceeds on November 4, 2010.

2. Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X

JPMorgan Account #887401404 opened for Nortel Altsystems, Inc.

3. Have any funds been disbursed from any account other than a Debtor-In-Possession account this reporting period? If yes, provide an explaination below.		X

4. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X

5. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

6. Are the Debtors satisfying their undisputed post-petition obligations on a timely basis?	X

7. Has there been any material change in amount or aging of the Debtors’ receivables?		X